THE FBR FUNDS

Money Market Fund

 Fund for Government Investors

SUPPLEMENT DATED NOVEMBER 29, 2007

TO THE PROSPECTUS DATED FEBRUARY 28, 2007

This supplement to the Prospectus dated February 28, 2007, for The FBR Funds, Money Market Fund, updates certain information in the Prospectus as described below.  For further information, please contact The FBR Funds toll-free at 888.888.0025.

Administrative Contract.   Effective November 1, 2007, The FBR Funds (the “Trust”) on behalf of the Money Market Fund (the “Fund”) entered into an agreement with JPMorgan Chase Bank N.A. (“JPMorgan”) to provide day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code and preparing the Fund’s registration statements. Pursuant to the Agreement, JPMorgan receives a fee of 0.02% of the first $2.5 billion of average daily net assets of the Trust, 0.0175% of the next $2.5 billion of average daily net assets of the Trust and 0.015% of the Trust’s average daily net assets in excess of $5 billion.

Effective November 1, 2007, the Trust on behalf of the Fund entered into an agreement with FBR Fund Advisers, Inc (the “Adviser”) to provide administrative services including oversight of service providers. The Adviser will receive 0.02% of average daily net assets of the Trust. The Advisers also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Adviser.

Prior to November 1, 2007, the Trust had entered into an agreement with the Adviser for Fund Administration Services.  Under this agreement, the Adviser received a fee of 0.06% of the first $2 billion of average daily net assets of the Trust, 0.05% of the next $1 billion of the average daily net assets of the Trust and 0.035% of the Funds’ average daily net assets in excess of $3 billion.

Effective January 15, 2008, the Trust on behalf of the Fund entered into an agreement with JPMorgan to serve as the Trust’s custodian.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.